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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): December 16, 1998



                              COMED FUNDING, LLC
             (Exact name of registrant as specified in its charter)



(State or other jurisdiction      (Commission                (IRS Employer
of incorporation)                 File Number)             Identification No.)
Delaware                                                      36-423-9488



           Ten South Dearborn Street, 37th Floor, Chicago, Illinois 60603
                     (Address of principal executive offices)


           Registrant's telephone number, including area code: 312-394-3149

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Item 5. Other Events.

             Reference is made to Registrant's registration statement on Form S-3, as amended (Registration No. 333-60907), filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. Pursuant to such registration statement $3,400,000,000 aggregate principal amount of ComEd Transitional Funding Trust Notes were issued and sold by ComEd Transitional Funding Trust (the "Trust"). The transaction was closed on December 16, 1998.

             In connection with this transaction Registrant and the Trust entered into the material agreements attached hereto as Exhibits.

Item 7. Financial Statements and Exhibits.

             A list of the Exhibits filed herewith is attached hereto.

             Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf and on behalf of the Trust by the undersigned hereunto duly authorized.


                                       COMED FUNDING, LLC




                                       By /S/ Ruth Ann M. Gillis
                                         -------------------------------------
                                         Ruth Ann M. Gillis, Manager

                                       - 2 -

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                                   EXHIBIT INDEX


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EXHIBIT
NUMBER      EXHIBIT DESCRIPTION
-------     -------------------
 4.3        Indenture, dated as of December 16, 1998, between ComEd Transitional Funding
            Trust, as Note Issuer, and Harris Trust and Savings Bank, as Indenture Trustee

10.1        Intangible Transition Property Sale Agreement dated as of December 16, 1998 between ComEd Funding, LLC, a Delaware limited liability company, as Grantee, and
            ComEd Transitional Funding Trust, a Delaware business trust, as Note Issuer

10.2        Agreement Relating to Grant of Intangible Transition Property, dated as of
            December 16, 1998, between Commonwealth Edison Company, an Illinois corporation, and ComEd Funding, LLC, a Delaware limited liability company

10.3        Intangible Transition Property Servicing Agreement, dated as of December 16, 1998, between ComEd Funding, LLC, a Delaware limited liability company, as Grantee, and
            Commonwealth Edison Company, an Illinois corporation, as Servicer

10.4        Administration Agreement, dated as of December 16, 1998, among Commonwealth Edison
            Company, an Illinois corporation ("ComEd" or the "Administrator"), ComEd
            Funding, LLC, a Delaware limited liability company ("CE Funding"), and ComEd
            Transitional Funding Trust, a Delaware business trust ("Note Issuer")

10.5        Remediation Agreement, dated as of December 16, 1998, by Commonwealth Edison Company,
            an Illinois corporation, and Harris Trust and Savings Bank, an Illinois banking corporation, not in its individual capacity but solely in its capacity as Indenture
            Trustee
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